April 30, 1997

Dear Shareholder:
         As of March 31, 1997, the net asset value per share (NAV) of the Parnassus Fund was $35.88 so the overall return for the quarter was 4.33%. This compares to a return of 2.68% for the S&P 500 and a loss of 1.28% for the average growth fund. We beat the S&P by 1.65% and the average growth fund by 5.61%. This is the second straight quarter we've topped both the S&P and the average growth fund by substantial margins so it appears as if we're out of our slump. I realize, however, that we have to keep outperforming for several more quarters before we can make up for the disappointing returns for the 15-month period ending on September 30, 1996.
         It's interesting to note, though, that our strong six-month performance has lifted our 12-month record to a gain of 20.62% which is better than the 19.84% of the S&P and the 11.75% of the average growth fund.
         Below you will find a table summarizing our average annual returns as of March 31, 1997 for the one, five and ten-year periods as well as for the life of the Fund. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).

--------------------------------------------------------------------------------
                              Average Annual              Average Annual Overall
                              Total Return                Return
One Year                        16.40%                        20.62%
Five Years                      12.40%                        13.20%
Ten Years                        9.61%                        10.01%
Since Inception (12-31-84)      11.99%                        12.31%

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

INDIVIDUAL COMPANIES

         As you can tell from the fact that the average growth fund lost money, the quarter was a difficult one. After stocks got off to a strong start this year, Alan Greenspan, Chairman of the Federal Reserve Board, raised interest rates and the stock market dropped sharply. Although the S&P had a gain for the quarter, the NASDAQ Composite Index (which is heavily weighted with technology stocks) actually declined 5.22% during the period.
         We had eight stocks that dropped more than 10% during the quarter. Genus, the maker of semiconductor manufacturing equipment, dropped 28.4% as its stock went from $5.50 to $3.94 a share. The company posted a loss due to reduced spending for semiconductor capital equipment. Acme Metals declined 19.4% as start-up costs on a new plant exceeded expectations; the stock went from $19.38 to $15.63.
         Broderbund, a producer of educational and productivity software and a recent purchase, saw its shares fall 17.5% as they went from our cost of $26.50 to $21.88. A weak Christmas season and extremely competitive conditions in the consumer software industry pushed the stock price down.
         TJ International, the Boise, Idaho-based maker of engineered lumber, had a 15.6% decline in its stock as higher interest rates threatened the construction industry. The stock dropped from $22.50 to $19.00.
         Mentor Graphics, the software firm based outside Portland, Oregon, suffered a 14.1% stock price decline as it went from $9.75 to $8.38. Tandem Computers, the Silicon Valley-based maker of fault-tolerant computers, saw a 13.6% drop in its stock price, going from $13.75 to $11.88.
         Mylan Laboratories, the manufacturer of generic pharmaceuticals, had a decline of 11.9%---from $16.75 to $14.75. A slower than normal approval process at the FDA has hurt earnings of all the generic drug companies.
         Finally, Cypress Semiconductor saw a decrease of 11.5% in its stock price as it went from $14.13 to $12.50. Continued weakness in the company's sector of the semiconductor industry caused the decline.

STRONG PERFORMING COMPANIES

         Fortunately, there were more than enough strong performers to outweigh the laggards. The superstar of the quarter was Advanced Micro Devices (AMD) whose stock soared 61.7%, going from $25.75 to $41.63. For the first time in history, AMD beat Intel to market with a new microprocessor. In this case, it was the K-6 with MMX (multimedia extension) which beat Intel's comparable chip (the Pentium II) to market by a month. Intel will still have most of the market for the sixth generation chip that will power most personal computers, but AMD will probably be able to get 15-20% of the market and that will make the company highly profitable.
         Lam Research, another semiconductor equipment maker, increased 37.5% from the beginning of the quarter until the time we sold it at $38.67. (At the beginning of the year, the stock was at $28.13). We sold the stock because its price had gotten ahead of the company's fundamentals.
         Quantum Corporation, the maker of disk drives and other data storage products, saw its stock price rise from $28.63 to $38.63 or 34.9%. Strong demand for disk drives because of increasing sales of personal computers pushed Quantum's stock to higher levels.
         Herman Miller's shares went up 20.5%, going from $56.63 to $68.25. Strong sales of office furniture meant strong earnings for the company. Delta Air Lines saw its stock price rise 18.7% as it climbed from $70.88 to $84.13. Delta's higher earnings are the result of better cost control and increased demand for air travel.
         Liz Claiborne's shares went up 12.9%, climbing from $38.63 to $43.63. Attractive designs, strong sales and strong management were responsible for the increase.
         Sullivan Dental increased 11.4% as its stock went from $13.13 to $14.63. A stronger sales force and tight cost control improved earnings at the company.

WHY I SOURED ON APPLE
         Those of you who carefully examine our portfolio statement this quarter will notice that Apple is gone. We sold our entire position for an average price of around $18. We bought the stake three years ago for $37 a share so we lost half our investment. For a long time now, many people have been telling me to sell Apple and now many of them will be saying, "I told you so." The difficulty with being a contrarian is that you are always buying out-of-favor stocks and someone is always saying "Sell!".
         In  looking  back on the  reasons  for the  purchase,  Apple  had  some impressive assets including 25 million users, great products, wonderful employees and a household name. On the other hand, the company had two distinct liabilities: an operating system under siege by Windows and management that ranged from mediocre to poor.
         My investment thesis was that Apple's poor management and vulnerable operating system could be outweighed by its abundant assets. I still think that Apple could have withstood the Windows onslaught had the company had better management. The lesson I've learned from the Apple episode is that a company can compensate for many weaknesses, but management is not one of them. In the future, my new rule is not to invest in a company if I don't think the management is significantly above average.
         When Gil Amelio took over as Apple's CEO in February of 1996, I decided to give the company 18 months before making a decision on his stewardship. The time is not yet up, but my disagreements with his management decisions have made me say "enough."
         First, I was unhappy with the decision to pay $400 million to buy Steve Jobs' company called NEXT. In my view, Apple paid too much. Even if the new NEXT/Apple system (called Rhapsody) is successful, I don't expect to see any results for more than 12 months.
         Second, I disagreed with Amelio's restructuring and layoff policies. While it's true that on occasion companies have to lay off employees, it's better to make all the layoffs at the beginning of the process rather than going through a series of layoffs and restructurings like Apple has done. Unfortunately, Amelio only reduced the Apple workforce by 1,500 people at the beginning of his term. Recently, he's had to terminate an additional 4,000 people. This is terrible for morale and not a humane policy. It's also bad from a business standpoint. Moreover, the most recent layoff included a lot of people who could have helped the company succeed.
         Third, Apple never made the required effort to get developers to emphasize making Macintosh software. Amelio's gestures were too little and too late.
         I don't expect Apple to go bankrupt. The company's technology and millions of Apple users will keep the enterpirise afloat, but prospects for the future are not very good. Most likely, a much smaller Apple will become a niche player.
         Two days after the press reported Parnassus' sale of Apple stock, the Saudi Arabian Prince Al-Waleed Bin-Talal announced his purchase of 5% of the company's stock. I wish him well.

COMPANY NOTES
         On April 5,500 Atlanta-based Delta flight attendants finished construction on a Habitat for Humanity house in Riverdale, Georgia. The house was funded entirely by the proceeds from the sale of recycled aluminum beverage cans collected on Delta flights. Delta employees' program of turning cans into homes is continuing. Also, Delta Employees Fair Share Program, a charitable organization funded and directed by employees, has financed the construction of Habitat homes in Los Angeles, Atlanta and Salt Lake City.
         From February through September, 600 teams of Junior Achievement high school students from 30 countries will match wits as managers of computer-simulated businesses in the Second Annual Hewlett-Packard Global Business Challenge. Teams of students make decisions about marketing, pricing, production and distribution of a fictional product and then send their decisions via e-mail to a central processing center in Cambridge, Massachusetts.
         Mentor Graphics sponsored a program on February 21 to bring 12-to-14-year old girls from schools in Oregon to visit company headquarters. Eileen Boerger, an engineer and Mentor Vice President of software design, hopes to attract young women to the high-tech field and inspire them to study math and science. Thirty female students will take apart cellular phones and computers to study the chips inside. They will also participate in a hands-on development exercise and interact with women engineers.
         Although the "Company Notes" section of our quarterly reports is usually devoted to newsworthy items about positive social aspects of businesses we already own, I thought it might be interesting to shareholders if upon occasion we discussed companies that we considered, but did not invest in for social reasons. Two recent examples are Wal-Mart and The Sports Authority.
         As some of you may know, Wal-Mart's stock has recently declined to a point where it could be considered undervalued. We looked at the company from a social and a financial viewpoint. On the positive side, we liked the fact that Wal-Mart brought greater selection and lower prices to consumers---especially those in rural areas. There is no doubt that this has a positive impact. On the other hand, a new Wal-Mart in town has the effect of drawing business from the traditional center of small towns. In this regard, the decision was a close one as there were factors pointing each way. In the final analysis, we chose not to invest in Wal-Mart because there were not enough positive factors from a social standpoint. Although many employees enjoy working at the company and in many cases, there is a strong spirit among the workers, the pay is pretty low and the benefits are not particularly attractive. Wal-Mart has improved its environmental responsibility in recent years, but it is not exceptional in this regard. There were just not enough positive factors to justify inclusion in our portfolio.
         Another company of note is The Sports Authority. This Florida-based chain of large sporting goods stores has excellent management, quality merchandise at low prices and good prospects for future growth. In the course of our research, though, we discovered that the company sells handguns in its stores. While we don't have a specific criterion for handguns, our judgement is that this retail activity does not have a positive impact on society. We also wrote the chief executive officer of the company to tell him of our views.

OUTLOOK AND STRATEGY

         As I write this report in mid-April, the market has just gone through a correction---dropping about 8% from its peak in late February. Even after this drop, though, the major stock market indices---the Dow Jones Industrials and the S&P 500---still look fully valued. Those indices are certainly not trading at bargain levels.
         One thing that many people don't realize, though, is that the major indices represent relatively few companies. The Dow Jones Average consists of just 30 large companies. While the S&P consists of 500 companies, the average is weighted according to the size of each business so that the 100 largest firms account for the vast majority of the index.
         What's  not  widely  known is that most  companies  are not  trading at extremely high valuations. While the Dow and S&P were up about 2.7% for the first quarter, the NASDAQ and the Russell 2000 index of smaller companies actually lost 5.2% each for the period. There are somewhere around 5000 companies that are publicly-traded and large enough for institutional investors to put their money in. I would suspect that most of these companies are trading at very reasonable valuations. Given this situation, we're not pulling back from the market, but we're continuing to remain almost fully invested.
         As I indicated six months ago in the discussion entitled "Confessions of a Contrarian", we have made an important change in our strategy. We still look for out-of-favor stocks, but we are paying more attention to the prospects for an earnings turnaround in the subsequent 12 months. This has lead us to choose growth stocks that have stumbled rather than picking companies that have extremely low valuations. We're paying a little more in terms of our contrarian ratios than we used to, but we think we're getting more value and therefore not really deviating from our contrarian strategy. So far, the strategy is working as you can tell from the Fund's performance over the past six months.
         To give you an idea of why I think the broader market is not overvalued and also to give you a flavor for our new strategy, I would like to briefly discuss five of our recent investments.
         Whole Foods Markets, a large retailer of natural foods, is a rapidly growing company. The stock traded above $37 a share in September of 1996 and it's now around $22. Weakness in its Los Angeles-area stores and some other factors we regard as temporary have reduced the price of the stock to what we consider bargain levels.
         Macromedia, a San Francisco-based multimedia company, traded above $60 per share in December of 1995 and the stock is now below $10. Sales have not grown as much as expected and the stock dropped an incredible 83%. We think earnings growth will resume as new products come to market later this year. The company also has a lot of cash which will help it bounce back from adversity.
         Intuit, the maker of Quicken and Turbo-tax software, traded over $80 a share in December of 1995 and it's now at $23 a share for a drop of over 70%. The company makes excellent products and we think its worth far more than its current market quotation.
         Nellcor, a maker of medical equipment, traded as high as $36 a share in March of 1996 and it's now below $17. The company had some difficulties after a merger, but earnings should rebound before the end of the year.
         Finally, there is Broderbund, a producer of educational software including the Carmen San Diego series. Its stock sold for more than $78 in September of 1995 and it's now at $22 a share. Competitive conditions in the consumer software industry brought down the stock price. However, the company's strong product line and the coming release of the sequel to its best selling computer game called Myst should help earnings substantially.

TRUSTEES AND STAFF
         Below you will find a photograph of the Trustees and staff of both the Parnassus Fund and the Parnassus Income Fund. The photograph was taken on December 9, 1996. Seated from left to right are Trustees Howard Shapiro, Herb Houston, Joan Shapiro, Jerome Dodson, Gail Horvath and David Gibson. Standing from left to right are staff members Anh Cornell, Jane Liou, Keith Bang, Yen Chau, Thomas Tran, Howard Fong, David Pogran, Vince Wood, Susan Loughridge, David Parvin, Marie Chen, Todd Ahlsten, Minnie Chen, Bill Fraser, general counsel Richard Silberman, Sheila Alfaro, and Ben Liao.

         Finally, I would like to thank all of you for investing in the Parnassus Fund and supporting socially responsible investing.

                                                             Yours truly,

                                                             Jerome L. Dodson
                                                             President

--------------------------------------------------------------------------------
The Parnassus Fund Portfolio: March 31, 1997*

# of Shares   Issuer                                 Market Value   Per Share
-----------   ------                                 ------------   ---------
160,000       Aetna, Inc.                            $13,740,000    $85.88
 80,000       Advanced Micro Devices, Inc.            24,975,000     41.63
600,000       ATC Group Services, Inc.                 5,325,000      8.88
382,000       Broderbund Software, Inc.                8,356,250     21.88
 76,900       Centigram Communications                   773,806     10.06
800,000       Cypress Semiconductor Corp.             10,000,000     12.50
100,000       Delta Air Lines, Inc.                    8,412,500     84.13
600,000       Electro Scientific Industries           15,150,000     25.25
350,000       FEI Company                              2,975,000      8.50
654,000       Genus, Inc.                              2,575,125      3.94
 60,000       H.B. Fuller Company                      2,895,000     48.25
 45,000       Herman Miller, Inc.                      3,071,250     68.25
 80,000       Hewlett-Packard Company                  4,260,000     53.25
 60,000       Houghton Mifflin Company                 3,240,000     54.00
100,000       Inland Steel Industries, Inc.            1,950,000     19.50
300,000       Intuit, Inc.                             6,975,000     23.25
 20,000       Liz Claiborne, Inc.                        872,500     43.63
279,500       Macromedia, Inc.                         2,532,969      9.06
400,000       Mentor Graphics Corporation              3,350,000      8.38
1,000,000     Morgan Products, Ltd.                    7,750,000      7.75
508,000       Mylan Laboratories                       7,493,000     14.75
352,500       Nellcor Puritan Bennett, Inc.            6,212,813     17.63
303,500       Protocol Systems, Inc.                   2,769,437      9.13
395,000       Quantum Corporation                     15,256,875     38.63
200,000       Ryerson Tull, Inc.                       2,775,000     13.88
100,000       Southwest Airlines Company               2,212,500     22.13
500,000       Sullivan Dental Products, Inc.           7,312,500     14.63
252,500       Sun Company, Inc.                        6,596,563     26.13
500,000       T. J. International, Inc.                9,500,000     19.00
800,000       Tandem Computers, Inc.                   9,500,000     11.88
375,000       The Limited, Inc.                        6,890,625     18.38
500,000       Toys "R" Us, Inc.                       14,000,000     28.00
320,000       United Healthcare Corporation           15,240,000     47.63
600,000       Wellman, Inc.                           10,500,000     17.50
340,000       Whole Foods Market                       7,055,000     20.75
                                                    ------------
              Total Portfolio                       $253,743,713
              Short Term Investments and
              Other Assets                            15,950,548
                                                    ------------
              Total Net Assets                      $269,694,261
                                                    ============
              The Net Asset Value as of
              March 31, 1997                              $35.88

* Note: Portfolio is current at time of printing, but composition is subject to change.

--------------------------------------------------------------------------------
        THE PARNASSUS FUND
        Distributed by Parnassus Investments
          One Market-Steuart Tower #1600
            San Francisco, California 94105
                           415-778-0200
                            800-999-3505

This quarterly report must be preceded or accompanied by a current prospectus.

                            Recycled Paper